Summary Prospectus
April 30, 2018
Share Class	Service

Federated Managed Volatility Fund II

A Portfolio of Federated Insurance Series
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedInvestors.com/FundInformation. You can also get this information at no cost by calling 1-800-341-7400 or by sending an email request to services@federatedinvestors.com or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund's Prospectus and Statement of Additional Information, both dated April 30, 2018, are incorporated by reference into this Summary Prospectus. Fund Shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. They are subject to investment limitations that do not apply to other mutual funds available directly to the general public. Therefore, any comparison of these two types of mutual funds would be inappropriate. This Prospectus should be accompanied by the Prospectuses for such variable contracts.

A mutual fund seeking to achieve high current income and moderate capital appreciation by investing in both equity and fixed-income securities that have high income potential.
As with all mutual funds, the Securities and Exchange Commission (SEC) and the Commodity Futures Trading Commission (CFTC) have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Fund Shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. They are subject to investment limitations that do not apply to other mutual funds available directly to the general public. Therefore, any comparison of these two types of mutual funds would be inappropriate. This Prospectus should be accompanied by the Prospectuses for such variable contracts.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Fund Summary Information
Federated Managed Volatility Fund II (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund's investment objective is to achieve high current income and moderate capital appreciation.
RISK/RETURN SUMMARY: FEES AND EXPENSES
Note: The table below and the Example that follows it relate exclusively to the Service Shares (S) of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.
This table describes the fees and expenses that you may pay if you buy and hold S class of the Fund.
Shareholder Fees (fees paid directly from your investment)	S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution (12b-1) Fee	0.25%
Other Expenses	0.18%[1,2]
Acquired Fund Fees and Expenses	0.12%
Total Annual Fund Operating Expenses	1.30%
Fee Waivers and/or Expense Reimbursements[3]	(0.00)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.30%
1	Because the S Class is new, “Other Expenses” are based on estimated amounts for the current fiscal year.
2	The Fund may incur or charge administrative service fees on its S class up to a maximum amount of 0.25%. No such fees are currently incurred or charged by the S class of the Fund. The S class of the Fund will not incur or charge such fees until such time as approved by the Fund's Board of Trustees (the “Trustees”).
3	The Co-Advisers and certain of their affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's S class (after the voluntary waivers and/or reimbursements) will not exceed 1.18% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2019; or (b) the date of the Fund's next effective Prospectus. While the Co-Advisers and their affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses (excluding any fee waivers and/or expense reimbursements) are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
S	$132	$412	$713	$1,568
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 71% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund's Main Investment Strategies?
The Fund pursues its investment objective by investing in both equity and fixed-income securities that have high income potential.
The Fund's Co-Advisers are Federated Global Investment Management Corp. (“Fed Global”), Federated Investment Management Company (FIMCO) and Federated Equity Management Company of Pennsylvania (FEMCOPA) (collectively, the “Co-Advisers” and, in certain contexts, “Adviser”). FEMCOPA is primarily responsible for managing the equity portion of the Fund's portfolio, including equity securities and related derivative contracts. FIMCO is primarily responsible for managing the fixed-income portion of the Fund's portfolio, including fixed income securities and related derivative contracts. Fed Global and FEMCOPA work collaboratively and are primarily responsible for implementing a managed volatility strategy that involves managing the Fund's use of equity index futures contracts to adjust the Fund's expected volatility to a target annualized volatility. Fed Global and FEMCOPA also are primarily responsible for determining the allocation of the Fund's portfolio between the equity, fixed-income and managed volatility strategies. Each Co-Adviser also may from time to time consult and work collaboratively with, or be informed by the decisions of or information from, one or both of the other Co-Advisers in connection with making certain investment decisions in regards to the Fund's investment strategies and portfolio, in addition to various compliance, operational and administrative matters. While the Co-Advisers may work collaboratively in connection with the management of the Fund's portfolio as described above, under certain circumstances, such as, for example, when certain personnel at another Co-Adviser are not available, a Co-Adviser may make decisions or otherwise act independently from the other Co-Advisers.
Regarding the Fund's equity portfolio, FEMCOPA's process for managing the equity investments will be to over or underweight positions in mid- to large cap value companies based upon the Adviser's quantitative analysis of the securities. The analysis seeks to identify securities likely to have predictable returns based on a number of strategies such as valuation, market sentiment, profitability and capital use. Additionally, FEMCOPA seeks to purchase undervalued stocks that may increase in price as the market recognizes the company's value. The portfolio is constructed and maintained to provide a reasonable trade-off between risk and return.
Regarding the Fund's fixed-income portfolio, FIMCO selects fixed-income investments that offer high current yields or total return. FIMCO expects that these fixed-income investments will primarily be U.S. government securities, investment-grade debt issues, domestic noninvestment-grade debt securities (also known as “junk bonds” or “high-yield bonds”) and foreign investment-grade and noninvestment-grade fixed-income securities, including emerging market debt securities. The Fund limits the amount it may invest in a single fixed-income class up to 30% of Fund assets, except for U.S. government securities and high-quality, investment-grade, fixed-income investments, in which the Fund may invest up to 60% of its assets (and a minimum of 10% of its assets). FIMCO continuously analyzes a variety of economic and market indicators, considers the expected performance and risks unique to these categories of fixed-income investments, and attempts to strategically allocate among the categories to achieve strong income across changing business cycles. FIMCO does not target an average maturity or duration for the Fund's portfolio and may invest in bonds of any maturity range. The Fund may buy or sell foreign currencies or foreign currency forwards in lieu of or in addition to non-dollar denominated fixed-income securities in order to hedge or increase or decrease its exposure to foreign interest rate and/or currency markets. When selecting investments for the Fund including but not limited to high-yield bonds, emerging market debt securities and loan instruments, FIMCO can invest in securities directly or in other investment companies, including funds advised by FIMCO. At times, the Fund's investment in other funds advised by FIMCO may be a substantial portion of the Fund's portfolio.
Certain of the fixed-income investments in which the Fund invests are government securities that are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (“Ginnie Mae”). Finally, the Fund may invest in a few government securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities.
Regarding the Fund's managed volatility strategy, Fed Global and FEMCOPA will primarily use equity index futures contracts (a type of derivative) to target an annualized volatility level for the Fund of approximately 10%. To implement this target volatility management strategy, Fed Global and FEMCOPA will monitor the forecasted annualized volatility of returns of the entire Fund portfolio, placing a greater weight on recent historical data. It is expected that Fed Global and FEMCOPA will take action to manage the Fund's volatility when the forecasted annualized volatility of the Fund's entire portfolio falls outside of a lower (8%) or an upper (12%) band. The Fund's strategy of managing volatility to a target range seeks to reduce the expected volatility of the Fund's entire portfolio in high volatility environments and to increase the expected volatility of the Fund's entire portfolio in low volatility environments. Fed Global and FEMCOPA believe that the managed volatility strategy may lead to enhanced returns for investors while dampening large swings in the volatility of the Fund's entire portfolio over time. To implement the Fund's managed volatility strategy, Fed Global and FEMCOPA will buy equity index futures contracts (the “Long Equity Index Futures Positions”) in order to seek to raise the Fund's expected volatility level and sell equity index futures contracts (the “Short Equity Index Futures Positions”) to hedge the Fund's entire portfolio and lower the Fund's expected volatility level. Under normal market conditions, Fed Global and FEMCOPA will seek to manage the Fund's investments in equity index futures contracts (or other broad-based U.S. equity futures) such that:
■	The notional value of the Long Equity Index Futures Positions generally will not exceed 60% of the Fund's net asset value at any given time; and
■	The notional value of the Short Equity Index Futures Positions generally will not exceed 40% of the Fund's net asset value at any given time.
Due to these limitations, market conditions, or other factors, the actual or realized volatility of the Fund for any particular period of time may be materially higher or lower than the target level. The volatility of the Fund is a statistical measurement of the frequency and level of changes in the Fund's returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings. The Fund will use Short Equity Index Futures Positions to hedge the Fund's exposure to long equity positions. The Fund also intends to use other equity futures or interest rate futures for hedging purposes, and intends to use derivative contracts (such as, for example, options and futures contracts) to implement other elements of its investment strategy as more fully described in the Fund's prospectus or SAI. There can be no assurances that the Fund's use of derivative contracts will work as intended.
Regarding the composition of the Fund's portfolio, under normal conditions, it is anticipated that approximately 40% of the Fund's assets will be invested directly into equity securities and 60% of the Fund's assets will be invested in fixed-income securities and other investments. Fed Global and FEMCOPA may vary this allocation by +/- 10% for each asset class depending upon their economic and market outlook, as well as a result of favorable investment opportunities. The managed volatility strategy described in the previous paragraph may cause the Fund's effective exposure to the equity asset class to be greater or less than the level of its direct investments in equity securities. In addition to the other risks of investing in the Fund, the managed volatility strategy will also expose the Fund to leverage risk and the risks of investing in derivative contracts.
The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate.
What are the Main Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:
■	Stock Market Risk. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time. Information publicly available about a company, whether from the company's financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company's shares in the market. Among other factors, equity securities may decline in value because of an increase in interest rates or changes in the stock market. Recent and potential future changes in industry and/or economic trends, as well as changes in monetary policy made by central banks and/or their governments, also can affect the level of interest rates and contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects (such as a decline in a company's stock price), which could negatively impact the Fund's performance.
■	Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
■	Risk of Managed Volatility Strategy. There can be no guarantee that the Fund will maintain its target annualized volatility. Furthermore, while the volatility management portion of the strategy seeks enhanced returns with more consistent volatility levels over time, attaining and maintaining the target volatility does not ensure that the Fund will deliver enhanced returns. The Fund's managed volatility strategy may expose the Fund to losses (some of which may be sudden) that it would not have otherwise been exposed if the Fund's investment program consisted only of holding securities directly. For example, the value of the Long Equity Index Futures Positions (which generally will be up to 60% of the Fund's net asset value) may decline in value due to a decline in the level of the equity index futures, while the value of the Short Equity Index Futures Position (which generally will be up to 40% of the Fund's net asset value) may decline in value due to an increase in the level of the equity index futures. In addition, due to the Fund's managed volatility strategy, there is a risk that the Fund may not fully participate in upside market appreciation.

The Fund will use Short Equity Index Futures Positions to hedge the Fund's long equity exposure. The Fund's losses on a Short Equity Index Futures Position could theoretically be unlimited as there is no limit as to how high the equity index futures can appreciate in value. However, such losses would tend to be offset by the appreciation of the Fund's equity holdings. The use by the Fund of Short Equity Index Futures Positions to hedge the Fund's long exposure and manage volatility within a target may not be successful.
Additionally, the Long Equity Index Futures Positions are not being held to hedge the value of the Fund's direct investments in equity securities and, as a result, these futures contracts may decline in value at the same time as the Fund's direct investments in equity securities. The Fund's managed volatility strategy also exposes shareholders to leverage risk and the risks of investing in derivative contracts.
■	Risk of Investing in Derivative Contracts. Derivative contracts involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in the Prospectus. Derivative contracts may also involve other risks described in the Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
■	Leverage Risk. Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
■	Counterparty Credit Risk. Counterparty credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
■	Asset Allocation Risk. The Fund intends to invest in a diversified mix of asset classes to seek to manage its investment risk. The Fund's investment results will suffer if it increases allocations to a particular asset class and such asset class decreases in market value, or if it reduces allocations to a particular asset class and such asset class increases in value. This risk is in addition to the market risks associated with each of the Fund's investments. In certain conditions, the Fund may employ risk management strategies. No risk management strategies can eliminate the Fund's exposure to adverse events; at best, they can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund's investment program. There can be no guarantee that the Adviser will be successful in their attempts to manage the risk exposure of the Fund.
■	Risk Related to Investing for Value. The Fund generally uses a “value” style of investing, so that the Fund's Share price may lag that of other funds using a different investment style.
■	Mid-Cap Company Risk. The Fund may invest in mid-capitalization (or “mid-cap”) companies. Mid-cap companies often have narrower markets, limited managerial and financial resources, more volatile performance and greater risk of failure, compared to larger, more established companies. These factors could increase the volatility of the Fund's portfolio, performance and Share price.
■	Large-Cap Company Risk. The Fund may invest in large capitalization (or “large-cap”) companies. In addition, large cap companies may have fewer opportunities to expand the market for their products or services, may focus their competitive efforts on maintaining or expanding their market share, and may be less capable of responding quickly to competitive challenges. These factors could result in the share price of large companies not keeping pace with the overall stock market or growth in the general economy, and could have a negative effect on the Fund's portfolio, performance and Share price.
■	Liquidity Risk. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.
■	Risk Associated with Noninvestment-Grade Securities. Securities rated below investment grade (also known as “junk bonds”) may be subject to greater interest rate, credit and liquidity risks than investment-grade securities.

■	Risk Related to the Economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Economic, political and financial conditions, or industry or economic trends and developments. may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions, or other potentially adverse effects. Among other investments, lower-grade bonds and loans may be particularly sensitive to changes in the economy.
■	Prepayment Risk and Extension Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities. When interest rates rise, homeowners are less likely to prepay their mortgages. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security, and the price of mortgage-backed securities may decrease more than the price of other fixed income securities when interest rates rise.
■	Risk of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
■	Risk of Investing in Emerging Markets Countries. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economics.
■	Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience increased volatility with respect to the value of its Shares and its returns as a result of its exposure to foreign currencies through direct holding of such currencies or holding of non-U.S. dollar denominated securities.
■	Eurozone Related Risk. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund's investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries.
■	Sector Risk. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole.
■	Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss of its assets.
■	Risk of Investing in Loans. In addition to the risks generally associated with debt instruments, such as credit, market, interest rate, liquidity and derivatives risks, bank loans are also subject to the risk that the value of the collateral securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. The Fund's access to the collateral may be limited by bankruptcy, other insolvency laws or by the type of loan the Fund has purchased. For example, if the Fund purchases a participation instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Loans and other forms of indebtedness may be structured such that they are not securities under securities laws. As such, it is unclear whether loans and other forms of direct indebtedness offer securities law protections, such as those against fraud and misrepresentation. In the absence of definitive regulatory guidance, while there can be no assurance that fraud or misrepresentation will not occur with respect to the loans and other investments in which the Fund invests, the Fund relies on the Adviser's research in an attempt to seek to avoid situations where fraud or misrepresentation could adversely affect the Fund.

■	Loan Liquidity Risk. Loans generally are subject to legal or contractual restrictions on resale. The liquidity of loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. For example, if the credit quality of a loan unexpectedly declines significantly, secondary market trading in that loan can also decline for a period of time. During periods of infrequent trading, valuing a loan can be more difficult and buying and selling a loan at an acceptable price can be more difficult and delayed. Difficulty in selling a loan can result in a loss. Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Thus, transactions in loan instruments may take longer than seven days to settle. This could pose a liquidity risk to the Fund and, if the Fund's exposure to such investments is substantial, could impair the Fund's ability to meet shareholder redemptions in a timely manner. A majority of the Fund's assets are likely to be invested in assets that are considerably less liquid than debt instruments traded on national exchanges. Market quotations for such assets may be volatile and/or subject to large spreads between bid and ask prices.
■	Loan Prepayment Risk. During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled which may force the Fund to reinvest in lower-yielding instruments.
■	Agent Insolvency Risk. In a syndicated loan, the agent bank is the bank that undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan. In the event of the insolvency of an agent bank, a loan could be subject to settlement risk as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan (such as processing LIBOR calculations, processing draws, etc.).
■	Risk of Loss After Redemption. The Fund may also invest in trade finance loan instruments primarily by investing in other investment companies (which are not available for general investment by the public) that own those instruments and that are advised by an affiliate of the Adviser and are structured as an extended payment fund (EPF). In the EPF, the Fund, as shareholder, will bear the risk of investment loss during the period between when shares of such EPF are presented to the transfer agent of the EPF for redemption and when the net asset value of the EPF is determined for payment of the redeemed EPF shares (the “Redemption Pricing Date”).
■	Short Selling Risk. The Fund may enter into short sales which expose the Fund to the risks of short selling. Short sales involve borrowing a security from a lender which is then sold in the open market at a future date. The security is then repurchased by the Fund and returned to the lender. Short selling allows an investor to profit from declines in prices of securities. Short selling a security involves the risk that the security sold short will appreciate in value at the time of repurchase therefore creating a loss for the Fund. The Fund may incur expenses in selling securities short and such expenses are investment expenses of the Fund.
■	Quantitative Modeling Risk. The Fund employs quantitative models as a management technique. These models examine multiple factors using large data sets. The results generated by quantitative analysis may perform differently than expected and may negatively affect Fund performance.
■	Technology Risk. The Co-Advisers use various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance: Bar Chart and Table
Risk/Return Bar Chart
The Fund's S class commenced operations on April 26, 2018. For the periods prior to the commencement of operations of the Fund's S class, the performance information shown below is for the Fund's Primary (P) class. The performance of the P class has not been adjusted to reflect the expenses applicable to the S class. The total returns of the S class would have been substantially similar to the annual returns for the P class over the same period because the classes are invested in the same portfolio of securities and would differ only to the extent the classes do not have the same expenses. It is anticipated that the expenses of the S class will be higher than those of the P class; accordingly, the performance of the S class is anticipated to be lower than the performance of the P class.

The bar chart and performance table below reflect historical data for the Fund's P class and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's P class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is not necessarily an indication of future results. For current performance information, contact your insurance company.

The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.
Within the periods shown in the bar chart, the Fund's P class highest quarterly return was 11.90% (quarter ended June 30, 2009). Its lowest quarterly return was (13.07)% (quarter ended December 31, 2008).
Average Annual Total Return Table
Return Before Taxes is shown for the Fund's P class.
(For the Period Ended December 31, 2017)
	1 Year	5 Years	10 Years
P Class:
Return Before Taxes	18.11%	8.26%	7.31%
Blended Index (current)[1] (reflects no deduction for fees, expenses or taxes)	7.53%	6.87%	5.57%
Blended Index (prior)[1] (reflects no deduction for fees, expenses or taxes)	9.06%	7.96%	6.92%
Standard & Poor's 500 Index[2] (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
Russell 1000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	13.66%	14.04%	7.10%
1	The Blended Index is comprised of 40% Russell 1000® Value Index/60% Bloomberg Barclays U.S. Aggregate Bond Index. The Fund's Co-Advisers have elected to change the Blended Index from 40% Russell 1000® Value Index/20% Bloomberg Barclays Emerging Markets USD Aggregate Index/20% Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index/20% Bloomberg Barclays Mortgage Backed Securities Index to reflect the Fund's current investment strategy of the fixed income portion of the portfolio. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Russell 1000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities. The Bloomberg Barclays Emerging Markets USD Aggregate Index tracks total returns for external-currency-denominated debt instruments of the emerging markets. The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is an issuer-constrained version of the Bloomberg Barclays U.S. Corporate High-Yield Index that measures the market of USD-denominated, noninvestment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The Bloomberg Barclays Mortgage-Backed Securities Index covers agency mortgage-backed pass-through securities (both fixed rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).
2	The Standard and Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Fund Management
The Fund's Investment Co-Advisers are Federated Global Investment Management Corp. (“Fed Global”), Federated Investment Management Company (FIMCO) and Federated Equity Management Company of Pennsylvania (FEMCOPA).
Fed Global
James P. Gordon, Jr., CFA, Senior Portfolio Manager, has been the Fund's portfolio manager since August 2014.

FEMCOPA
Damian M. McIntyre, CFA and CAIA, Portfolio Manager, has been the Fund's portfolio manager since January 2017, and served as associate portfolio manager since April 2015.
Ian Miller, CFA, Senior Portfolio Manager, has been the Fund's portfolio manager since April 2017.
FIMCO
Jerome D. Conner, CFA, Portfolio Manager, has been the Fund's portfolio manager since April 2014.
Ihab Salib, Senior Portfolio Manager, has been the emerging markets affiliated fund's portfolio manager since March 2013.
Todd A. Abraham, CFA, Senior Portfolio Manager, has been the mortgage affiliated fund's portfolio manager since February 1999.
Mark E. Durbiano, CFA, Senior Portfolio Manager, has been the high yield affiliated fund's portfolio manager since August 1993.
PURCHASE AND SALE OF FUND SHARES
Shares are used solely as an investment vehicle for separate accounts of participating insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Fund only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares are not sold directly to the general public.
Shares of the Fund can be purchased or redeemed by participating insurance companies on any day the New York Stock Exchange (NYSE) is open.
Tax Information
The Fund expects, based on its investment objectives and strategies, that its distributions, if any, will consist of ordinary income, capital gains or some combination of both. Because shares of the Fund must be purchased through variable annuity contracts or variable life insurance contracts, such distribution will be exempt from current taxation if left to accumulate within the variable contract. You should ask your own tax advisor for more information on your own tax situation, including possible state or local taxes.
Payments to Insurance companies or qualifying dealers
Fund Shares are generally available only through participating insurance companies offering variable annuity contracts and variable life insurance policies. Life insurance policies and variable annuities are generally purchased through a broker-dealer or other financial intermediary. The Fund and/or its related companies may make payments to the participating insurance companies for services; some of the payments may go to broker-dealers and other intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the participating insurance companies' decision to include the Fund as an underlying investment option in a variable contract. Ask your salesperson or visit your financial intermediary's website for more information.

Federated Managed Volatility Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-8042
CUSIP 313916744
Q454191 (4/18)
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